EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                              18 USC, SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report of 3Si Holdings, Inc. (the "Company") on Form 10-QSB for the three month period ended December 31, 2005, as filed with the Securities and Exchange Commission on July 26, 2007 (the "Report"), I, the undersigned, in the capacity and on the date indicated below, certify, pursuant to 18 U.S.C./ Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The Report fully complies with the requirements of Rule 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: July 26, 2007                   /s/  Frederick J. Slack
                                       Frederick J. Slack, Chief
                                       Executive Officer,
                                       Chief Financial Officer